UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest Event Reported) March 8, 2006

                              EXECUTE SPORTS, INC.
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                 (Name of Small Business Issuer in its charter)

                  NEVADA                                  33-125868
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       (State or other jurisdiction of         (IRS Employer Identification No.)
        incorporation or organization)

              1284 Puerta del Sol Suite 150 San Clemente CA 92673
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              (Address of principal executive offices) (Zip Code)

                    Issuer's Telephone Number (858) 518-1387
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                       Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

On March 3, 2006, Execute Sports, Inc. ("Execute Sports", "we", the "Company") entered into a Private Equity Credit Agreement (the "Credit Agreement") with Skiva Graphics & Screen Printing, Inc. ("Skiva") pursuant to which Skiva has agreed to provide the Company with up to $400,000 in finished goods in return for up to $400,000 in restricted common stock of Execute Sports, a warrant to purchase up to 400,000 shares of the Company's restricted common stock at $0.25 and a warrant to purchase up to 500,000 shares of the Company's restricted common stock at $0.35.

The foregoing description of the Credit Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text of the Credit Agreement, the $0.25 Warrant and the $0.35 Warrant which are filed as Exhibit 2.1, 2.2 and 2.3 to this Current Report on Form 8-K, respectively and are incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

      2.1 Private Equity Credit Agreement Between Skiva Graphics & Screen Printing Inc. and Execute Sports, Inc. dated March 3, 2006.

      2.2 Warrant issued to Leon Monfort to purchase up to 400,000 shares of Execute Sports, Inc. Common Stock at $0.25, dated March 3, 2006.

      2.3 Warrant issued to Leon Monfort to purchase up to 500,000 shares of Execute Sports, Inc. Common Stock at $0.35, dated March 3, 2006.

      99.1 Press release dated March 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Dated:  March 8, 2006

                                         EXECUTE SPORTS, INC.

                                         By /s/ Todd M. Pitcher
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                                                Todd M. Pitcher
                                                President and Secretary


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